--------------------------------------------------------------------------------



                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Janaury 28, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-1 Indenture dated as of January 28, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2005-1)

                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                CALIFORNIA                             333-117187                         33-0705301
                ----------                             ----------                     --------------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
            of Incorporation)                        File Number)                  Identification No.)

1401 Dove Street
Newport Beach, California                                                                  92660
-------------------------                                                                  -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

                  8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax
                      Matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.


                                               By: /s/ Richard J. Johnson
                                                   ---------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer

Dated: January 14, 2005